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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - June 24, 2005
                                                           -------------


                         Commission File Number 0-23320
                                                -------

                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


                 Ohio                                     34-1245650
      ------------------------------              -------------------------
      (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification Number)


  5096 Richmond Road, Bedford Heights, Ohio                  44146
  -----------------------------------------             ----------------
  (Address of principal executive offices)                 (Zip Code)


    Registrant's telephone number, including area code (216) 292-3800
                                                       --------------

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 24, 2005, the Company entered into an amendment of its credit facility in the same form as the attached agreement (Exhibit 4.12). The amendment: (i) extends the maturity of the existing credit facility from December 15, 2006 to December 15, 2008; (ii) adds a $25 million accordion feature to the revolver portion of the credit facility which allows the Company to add up to $25 million of availability at a future date; and (iii) allows the Company to repurchase its common stock, subject to an aggregate maximum expenditure of $15 million.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OLYMPIC STEEL, INC.

Date: June 24, 2005                  By:  /s/ Richard T. Marabito
                                          ------------------------------------
                                          Richard T. Marabito
                                          Chief Financial Officer
                                          (Principal Accounting Officer)



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                                  EXHIBIT INDEX

4.12 Amendment No. 10 to Amended and Restated Credit Agreement and Waiver dated June 24, 2005 by and among the Registrant, five banks and Comerica Bank, as Administrative Agent












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